SASCO 2005-RMS1
Credit Risk Manager Report
June 2005

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
 Copyright 2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One Executive Summary
Section Two Loan-Level Report
Section Three Prepayment Premium Analysis
Section Four Analytics

Copyright  2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

 Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1
Executive Summary
June 2005
Transaction Summary
Closing Date: 03/30/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): Chase Home Finance, Wells Fargo / ASC, Wells Fargo Bank, N.A. Delinquency Reporting Method: OTS1

Collateral Summary
                 Closing Date 5/31/2005 5/31/2005 as a Percentage of Closing
Date
Collateral Balance $414,530,994  $396,188,931    95.57%
Loan Count          2,854         2,755          96.53%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
 Copyright 2005 The Murrayhill Company. All Rights Reserved.


Collateral Statistics
                                                Loan Count        Summed Balance
Repurchases*                                         0                $0
First Payment Defaults                                 2                $104,000
Early Payment Defaults**                         16                $2,465,665
Multiple Loans to One Borrower                         366
$37,817,709
*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment

Second Lien Statistics
                                                Loan Count        Summed Balance
Total Outstanding Second Liens                         400
$15,775,035
30 Days Delinquent                                 4                $205,718
60 Days Delinquent                                 3                $87,510
90+ Days Delinquent                                 1                $20,800


Prepayments
Remittance Date  Beginning Collateral Balance Total Prepayments Per. of PP's
6/25/2005         $400,633,452         $4,033,701         1.01
5/25/2005         $407,093,692         $6,152,309         1.51
4/25/2005         $413,276,627         $6,812,096        1.65

 Copyright 2005 The Murrayhill Company. All Rights Reserved.


Prepayment Premium Analysis
Prepayment Premium Issues from Prior Months
Remittance Loan Number PPP Flag Expiration Date Liquidation Date    Status
4/25/2005   6242436          10/26/2006       3/28/20005 The servicer stated a
premium of $4,652 would be remitted. We have asked the servicer again when the premium will be remitted.

Prepayment Premium Issues for the Current Month
In the 6/25/2005 remittance 17 loans with active prepayment flags were paid off. The servicer remitted premiums for all of the loans totaling $100,041. Outstanding Loans that did not have Premiums Remitted

 Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Loan-Level Report
Copyright  2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:

C The contractually due payment arrived on time.
3 The contractually due payment had not arrived within thirty days. 6 The contractually due payment had not arrived within sixty days. 9 The contractually due payment had not arrived within ninety days. F The property is in the process of foreclosure.
R The property is real estate owned (REO).
0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
Copyright  2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1 Loan-Level Report
Mortgage Data Through: May 31, 2005
Watchlist

Lien         State        First Pmt.        Valuation         Orig. Appr.

Orig Amount        OLTV        Severity        Liq. Date        Est (Gain)/Loss

      *        Delinquency
Loan Number        Group        FICO                Last Paid Dt.
Valuation Date        Current Value        Current Bal        CLTV        MI
Type        Coverage        MI Certificate        Status
19319821        1        NE        11/10/2004        Internal Estimate
$57,000        $51,300        90%        43.27%        5/10/2006        $22,201

      336
773        2/10/2005        3/31/2005        $43,486        $51,168        118%

      Monitor
Default Reason:        (Unknown)
6/13/2005        This loan has been added to the Watchlist because of first payment default.  Murrayhill will continue to actively monitor this loan.
19320639        1        NV        12/1/2004        Internal Estimate
$475,000        $403,750        85%        22.30%        3/1/2006        $90,061

       C99
652        12/1/2004        3/31/2005        $375,300        $403,363
107%        Active
Default Reason:        (Unknown)
6/13/2005        This loan has been added to the Watchlist because of early payment default.  Murrayhill will continue to actively monitor this loan.
19321405        1        AZ        12/1/2004        Internal Estimate
$190,000        $189,900        100%        39.38%        8/1/2006
$74,793        36F
621        3/1/2005        3/31/2005        $150,120        $189,266        126%

       Monitor
Default Reason:        (Unknown)
6/13/2005        This loan has been added to the Watchlist because of first payment default.  Murrayhill will continue to actively monitor this loan.
19322346        1        OH        11/19/2004        Internal Estimate
$60,000        $51,000        85%        39.25%        8/19/2006        $20,018

      366
554        2/19/2005        3/31/2005        $46,205        $50,853        110%

      Monitor
Default Reason:        (Unknown)
6/13/2005        This loan has been added to the Watchlist because of first payment default.  The borrower made a payment in the 6/25/2005 distribution, and is 60 days delinquent.  Murrayhill will continue to actively monitor this loan.
19325638        1        NH        11/1/2004        BPO        $310,000
$247,200        80%        -7.26%        1/1/2006        ($17,962)        FFF
756        12/1/2004        3/20/2005        $310,000        $246,785        80%

       Active
Default Reason:        (Unknown)
6/13/2005        This loan has been added to the Watchlist because of first payment default. We have submitted this loan as a candidate for repurchase because it was in foreclosure before the closing date of the deal, which is in violation of the representations and warranties stating "the seller has no reason to believe that any borrower will default under the related mortgage loan

(or that foreclosure will  be commenced) within six months following the closing date.  Murrayhill will continue to actively monitor this loan.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 Copyright 2005 The Murrayhill Company.  All Rights Reserved.
SASCO 2005-RMS1 Loan-Level Report
Mortgage Data Through: May 31, 2005
Watchlist

Lien         State        First Pmt.        Valuation         Orig. Appr.

Orig Amount        OLTV        Severity        Liq. Date        Est (Gain)/Loss

      *        Delinquency
Loan Number        Group        FICO                Last Paid Dt.
Valuation Date        Current Value        Current Bal        CLTV        MI
Type        Coverage        MI Certificate        Status
19326644        1        OK        12/1/2004        Internal Estimate
$86,000        $77,400        90%        38.70%        7/1/2006        $29,956

     36F
627        1/1/2005        3/31/2005        $65,577        $77,258        118%

     Monitor
Default Reason:        (Unknown)
6/13/2005        This loan has been added to the Watchlist because of first payment default.  Murrayhill will continue to actively monitor this loan.
19329093        1        MS        11/27/2004        Internal Estimate
$45,000        $38,250        85%        43.80%        4/28/2006        $16,755

      366
621        2/28/2005        3/31/2005        $34,433        $38,179        111%

      Monitor
Default Reason:        (Unknown)
6/13/2005        This loan has been added to the Watchlist because of first payment default.  The borrower made a payment in the 6/25/2005 distribution, and is 60 days delinquent.  Murrayhill will continue to actively monitor this loan.


* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 Copyright 2005 The Murrayhill Company.  All Rights Reserved.
SASCO 2005-RMS1 Loan-Level Report
Mortgage Data Through: May 31, 2005
Watchlist

Lien         State        First Pmt.        Valuation         Orig. Appr.

Orig Amount        OLTV        Severity        Liq. Date        Est (Gain)/Loss

      *        Delinquency
Loan Number        Group        FICO                Last Paid Dt.
Valuation Date        Current Value        Current Bal        CLTV        MI
Type        Coverage        MI Certificate        Status
1100098073        1        MO        2/1/2005        Internal Estimate
$105,000        $83,200        79%        23.83%        2/1/2006        $19,833

      369
638        1/1/2005        3/31/2005        $80,627        $83,200        103%

     Monitor
Default Reason:        (Unknown)
6/13/2005        This loan has been added to the Watchlist because of first payment default.  Murrayhill will continue to actively monitor this loan.
1100098074        2        MO        2/1/2005        Internal Estimate
$105,000        $20,800        20%        -108.25%        2/1/2006
($22,518)        369
638        1/1/2005        3/31/2005        $80,627        $20,800        26%

    Monitor
Default Reason:        (Unknown)
6/13/2005        This loan has been added to the Watchlist because of first payment default.  Murrayhill will continue to actively monitor this loan.


* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 Copyright 2005 The Murrayhill Company.  All Rights Reserved.


Section Three
Prepayment Premium Analysis
 Copyright 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-RMS1
Mortgage Data Through: May 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
                                Trustee Remittance Date
Class                6/25/2005        5/25/2005        4/25/2005
P Class                $100,041        $133,464        $116,742


Section 2:Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

                                Trustee Remittance Date
Class                6/25/2005        5/25/2005        4/25/2005
TOTAL                $100,041        $133,464        $116,742

Section 3: Reconciliation of the amounts remitted to the P Classholders by the trustee, and the amount remitted by the servicers to the trustee.

Amount remitted to the P Class: $100,041
Amount remitted by servicers: $100,041
Difference: $0


 Copyright 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-RMS1
Mortgage Data Through: May 31, 2005


Aggregate Paid-Off Loans Report for SASCO 2005-RMS1
Mortgage Data Through: May 31, 2005

Trustee Remittance Date                         6/25/2005 5/25/2005 4/25/2005
Loans with Active Prepayment Flags with Premiums
Remitted (A)                                         17              26
21
Loans without Prepayment
 Flags with Premiums Remitted                         0           0          0
Total Loans with Premiums Remitted (B)                 17           26        21
Loans with Active Prepayment Flags (C)                 17         26        21
Loans without Prepayment Flags with Premiums
Remitted                                         0          0         0
Subtotal (D)                                         17         26        22
Premiums Remitted for loans with Active Prepayment
Flags (A/C)                                         100%       100%      95.45%
Total Loans with Premiums Remitted to the Subtotal
(B/D)                                                 100%           100%
      95.45%
Total Paid-Off Loans (E)                         29           31        39
Total Loans with Premiums Remitted
to the Total Paid- Off Loans (B/E)                 58.62%        83.87%
53.85%


 Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for SASCO 2005-RMS1
Mortgage Data Through: May 31, 2005
Total
17
Total Paid-Off Loans with Flags
Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the Note)* 0
Loans that Contained a Clause Allowing Prepayme 0
 Loans with Discrepancies between the Data File and the Note*
Defaulted Liquidated Loans that Could Not Have Collected Premiums because of the Acceleration of the Debt* 0
Loans that were Liquidated Through Loss Mitigation Efforts* 0
Total Paid-Off Loans with Active Prepayment Flags (C) 17
Other Exceptions: 0
 Paid-Off Loans that Did Not have Premiums Collected because of State Statutes 0 Paid-Off Loans with Active Prepayment Flags that Have Not Remitted Premiums
* These categories are mutually exclusive.

 Copyright 2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
Mortgage Data Through: May 31, 2005


Loan    Delinquency oRIG.  PPP Flag Exp. Date
Number  String      Date
6007348 CCO        12/7/2004        2        7/14/2006
6240538 CCO     7/14/2004        2        7/20/2006
6240574 CCO        7/20/2004        2        8/31/2006
6240787 CCO        8/31/2004        2        10/11/2006
6241888 CCO        10/11/2004        2        10/13/2006
6242092 CCO        10/13/2004        2        10/14/2006
6241119 CCO        10/14/2004        2        10/18/2006
2624110 CCO        10/18/2004        2        10/20/2006
6242091 CCO        10/20/2004        2        10/22/2006
6240920 CCO        10/22/2004        2        12/3/2006
6242770 CCO        12/3/2004         2        12/7/2006
6243033 CCO        12/7/2004        2        12/10/2006
6243328 CCO        12/10/2004        2        10/15/2007
6241031 CCO        10/15/2004         2        10/22/2007
6241253 CCO        10/22/2004         3        10/22/2007
6242121 CCO        10/27/2004        3        10/27/2007
6242877 CCO        12/10/2004        5        12/10/2009

PPP     Payoff
Remitted Balance
$3,230 $ 54,236.03
$4,751 $79,187.46
$2,157 $54,199.59
$1,879 $31,324.47
$8,489 $141,491.53
$3,487 $158,774.13
$7,192 $248,016.97
$9,205 $153,415.56
$1,989 $99,470.99
$7,504 $215,682.14
$9,561 $212,510.31
$16,018 $355,961.08
$3,637 $80,885.69
$5,400 $270,000.00
$2,030 $101,482.23
$13,044 $217,398.52
$467 $51,888.51
PPP % of Premium
6%
6%
4%
6%
6%
2%
3%
6%
2%
3%
4%
4%
4%
2%
2%
6%
1%

 Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics
 Copyright 2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-RMS1 FICO Distribution by Status
Mortgage Data Through: May 31, 2005
FICO        Delinquency        Percentage
500        Current        0.002
510        Current        0.003
510        Paid Off        0.01
520        Current        0.001
520        Delinquent        0.019
520        Paid Off        0.01
530        Current        0.021
530        Delinquent        0.093
530        Paid Off        0.01
540        Current        0.023
540        Delinquent        0.074
550        Current        0.03
550        Delinquent        0.074
550        Paid Off        0.02
560        Current        0.032
560        Delinquent        0.056
560        Paid Off        0.031
570        Current        0.034
570        Delinquent        0.037
570        Paid Off        0.082
580        Current        0.04
580        Delinquent        0.037
580        Paid Off        0.112
590        Current        0.05
590        Paid Off        0.031
600        Current        0.061
600        Delinquent        0.056
600        Paid Off        0.041
610        Current        0.088
610        Delinquent        0.074
610        Paid Off        0.092
620        Current        0.083
620        Delinquent        0.037
620        Paid Off        0.071
630        Current        0.077
630        Delinquent        0.074
630        Paid Off        0.051
640        Current        0.064
640        Delinquent        0.074
640        Paid Off        0.061
650        Current        0.067
650        Delinquent        0.111
650        Paid Off        0.051
660        Current        0.055
660        Delinquent        0.019
660        Paid Off        0.051
670        Current        0.048
670        Delinquent        0.037
670        Paid Off        0.051
680        Current        0.039
680        Delinquent        0.037
680        Paid Off        0.071
690        Current        0.034
690        Paid Off        0.061
700        Current        0.026
700        Delinquent        0.037
700        Paid Off        0.031
710        Current        0.028
710        Paid Off        0.01
720        Current        0.023
730        Current        0.016
740        Current        0.013
740        Delinquent        0.019
740        Paid Off        0.01
750        Current        0.012
760        Current        0.009
760        Delinquent        0.019
760        Paid Off        0.02
770        Current        0.005
770        Delinquent        0.019
770        Paid Off        0.02
780        Current        0.006
790        Current        0.004
800        Current        0.002
810        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,701        633        56.121
Delinquent        54        611        61.956
Paid Off        98        629        54.191
Total:        2,853


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Loan-to-Value Distribution by Status
Mortgage Data Through: May 31, 2005
LTV        Delinquency        Percentage
0.1        Current        0.003
0.2        Current        0.142
0.2        Paid Off        0.102
0.2        Delinquent        0.148
0.3        Current        0.003
0.4        Paid Off        0.01
0.4        Current        0.007
0.5        Current        0.015
0.5        Paid Off        0.01
0.6        Current        0.028
0.6        Paid Off        0.051
0.6        Delinquent        0.019
0.7        Paid Off        0.184
0.7        Current        0.07
0.7        Delinquent        0.111
0.8        Paid Off        0.276
0.8        Delinquent        0.333
0.8        Current        0.314
0.9        Paid Off        0.306
0.9        Delinquent        0.315
0.9        Current        0.278
1        Delinquent        0.074
1        Current        0.14
1        Paid Off        0.061

Status        # of Loans        Average        Std. Deviation
Current        2,701        1.483        0.497
Delinquent        54        1.462        0.474
Paid Off        98        1.481        0.425
Total:        2,853

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-RMS1 Balance Distribution by Status
Mortgage Data Through: May 31, 2005
Balance        Delinquency        Percentage
0        Current        0
10000        Current        0.003
10000        Delinquent        0.019
20000        Current        0.032
20000        Delinquent        0.037
30000        Current        0.044
30000        Delinquent        0.019
40000        Current        0.034
40000        Delinquent        0.093
50000        Current        0.042
50000        Delinquent        0.167
60000        Current        0.044
60000        Delinquent        0.056
70000        Current        0.049
70000        Delinquent        0.019
80000        Current        0.047
80000        Delinquent        0.093
90000        Current        0.049
90000        Delinquent        0.074
100000        Current        0.055
100000        Delinquent        0.056
110000        Current        0.058
110000        Delinquent        0.037
120000        Current        0.043
120000        Delinquent        0.056
130000        Current        0.049
140000        Current        0.047
140000        Delinquent        0.019
150000        Current        0.035
150000        Delinquent        0.037
160000        Current        0.037
170000        Current        0.035
170000        Delinquent        0.037
180000        Current        0.028
180000        Delinquent        0.019
190000        Current        0.025
190000        Delinquent        0.056
200000        Current        0.026
210000        Current        0.026
220000        Current        0.023
230000        Current        0.018
240000        Current        0.013
250000        Current        0.012
250000        Delinquent        0.019
260000        Current        0.015
260000        Delinquent        0.019
270000        Current        0.013
280000        Current        0.011
280000        Delinquent        0.019
290000        Current        0.011
290000        Delinquent        0.019
300000        Current        0.01
300000        Delinquent        0.019
310000        Current        0.005
320000        Current        0.008
330000        Current        0.004
340000        Current        0.003
350000        Current        0.005
360000        Current        0.006
370000        Current        0.003
380000        Current        0.006
390000        Current        0.006
400000        Current        0.005
400000        Delinquent        0.019
410000        Current        0.002
420000        Current        0.002
430000        Current        0.003
440000        Current        0.002
450000        Current        0.001
460000        Current        0
470000        Current        0
480000        Current        0
490000        Current        0.001
500000        Current        0.001
530000        Current        0
550000        Current        0
560000        Current        0
590000        Current        0
650000        Current        0
690000        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,701        144,493.22        94,284.40
Delinquent        54        109,495.03        82,803.76
Total:        2,755


Copyright 2005, The Murrayhill Company. All rights reserved.
`
SASCO 2005-RMS1 Mortgage Type Distribution by Status
Mortgage Data Through: May 31, 2005
Mortgage Type        Delinquency        Percentage
Investment Home        Current        0.027
Investment Home        Delinquent        0.019
Investment Home        Paid Off        0.031
Primary Home        Current        0.973
Primary Home        Delinquent        0.981
Primary Home        Paid Off        0.959
Second Home        Paid Off        0.01

Mortgage Type        Loan Count        Total Balance        Avg. Balance
Std. Deviation
ARM        2,151        343,112,991.50        159,513.25        94,162.54
Fixed        702        53,075,939.01        75,606.75        71,639.98
Total:        2,853        396,188,930.51


Copyright 2005, The Murrayhill Company. All rights reserved.
SASCO 2005-RMS1 Mortgage Term Distribution by Status
Mortgage Data Through: May 31, 2005
Mortgage Term        Delinquency        Percentage
120        Current        0.001
180        Current        0.073
180        Delinquent        0.093
180        Paid Off        0.01
240        Paid Off        0.031
240        Current        0.036
300        Current        0.001
360        Current        0.889
360        Paid Off        0.959
360        Delinquent        0.907

# of Loans        Other        120        180        240        300        360
2,853        0        2        203        101        2        2,545




Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-RMS1 Mortgage Purpose Distribution
Mortgage Data Through: May 31, 2005


Origination Statistics        Current Loans


Purpose        Number        Percentage        Purpose        Number
Percentage
Cash-out refinance         1,395        48.9%        Cash-out refinance
Purchase        1,302        45.6%        Purchase        1,244        46.1%


Rate/term refinance         157        5.5%        Rate/term refinance
149        5.5%
Home Improvement         0        0.0%        Home Improvement         0
0.0%
Other        0        0.0%        Other        0        0.0%

Total        2,854        100%        Total        2,701        100%


Delinquent Loans        Paid Off Loans

Purpose        Number        Percentage        Purpose        Number
Percentage
Cash-out refinance         27        50.0%        Cash-out refinance         59
      60.2%
Purchase        25        46.3%        Purchase        33        33.7%
Rate/term refinance         2        3.7%        Rate/term refinance         6
     6.1%
Home Improvement         0        0.0%        Home Improvement         0
0.0%
Other        0        0.0%
Total        54        100%        Total        98        100%



Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Ownership Distribution by Status
Mortgage Data Through: May 31, 2005
Ownership Type        Delinquency        Percentage
Investment Home        Current        0.027
Investment Home        Delinquent        0.019
Investment Home        Paid Off        0.031
Primary Home        Current        0.973
Primary Home        Delinquent        0.981
Primary Home        Paid Off        0.959
Second Home        Paid Off        0.01

Title        # of Loans
Investment Home        78
Primary Home        2,774
Second Home        1
Total:        2,853


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        1629352        415000        0        246785        0
4/30/2005        3953907.71        459929        403363        246785        0
5/31/2005        3725642.49        1166417.13        507363        513309
0




Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Delinquent Count Over Time
Mortgage Data Through: May 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        18        1        0        1        0
4/30/2005        29        6        1        1        0
5/31/2005        36        12        3        3        0



Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Conditional Prepayment Rates
Mortgage Data Through: May 31, 2005
Date        Distribution Date        CPR        3-Month MA        6-Month MA
   12-Month MA
5/31/2005        6/25/2005        11.47%
4/30/2005        5/25/2005        16.79%


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Historical SDA Performance
Mortgage Data Through: May 31, 2005
Weighted	Monthly
Date	Average Age	Default Amt	Default Rate	CDR (F-R)
31-May-05	6.73	$0	0.00%	0.00%	0.13%	0%
30-Apr-05	5.73	$0	0.00%	0.00%	0.11%	0%
31-Mar-05	4.73	$0	0.00%	0.00%	0.09%	0%

Averages:	5.73	$0	0.00%	0.00%	0.11%	0%



Copyright  2005 The Murrayhill Company.  All Rights Reserved.